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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e) (2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                             STAAR Investment Trust
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                (name of Registrant as Specified in the Charter)


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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                             STAAR Investment Trust
                             604 McKnight Park Drive
                              Pittsburgh, PA 15237
                             Telephone 412-367-9076

July 27, 2004                                                 IMPORTANT:
                                                        YOUR RESPONSE NEEDED.
Dear Shareholder:

     You are invited to attend a Special Meeting of Shareholders to be held on Thursday, August 12, 2004, 5:00 PM at the offices of the Fund Manager for STAAR Investment Trust:

                             STAAR Financial Advisors, Inc.
                             604 McKnight Park Drive
                             Pittsburgh, PA 15237

         Our Agenda will cover the following topics:

     o   Proposed Changes to our Bond Funds:
              o   Our Intermediate Bond Fund will be renamed our General Bond
                  Fund
              o The General Bond Fund will include a range of maturities and allow the manager to adjust the average maturities to any length depending on market conditions.
              o   Our Long Term Bond Fund will be renamed our Shorter Term Bond
                  Fund
              o The Shorter Term Bond Fund will include maturities of as short as three months and the average maturity will generally be between nine months and three years.
              o The investment objectives and management strategies will be revised accordingly.
     o Proposed changes in language regarding use of derivatives in all six Funds. The purpose is to better define parameters and flexibility of use to better serve the objectives of the Funds.
     o   Matters for a Vote of Shareholders
              o   Changes in Intermediate Bond Fund
              o   Changes in Long Term Bond Fund
              o   Change in language regarding derivatives for all funds.

         The rationale for recommending the bond fund changes centers on the significant changes in the longer-term outlook for interest rates and bonds. Specifically, rising interest rates are expected over the next few years. In general, rising interest rates cause the value of existing bonds to drop, and the longer the maturity of the bond, the deeper the decline in price. The Board of Trustees therefore recommends these changes to better serve shareholders in current and future market environments.

     The accompanying Notice of Special Meeting and Proxy provide information about the matters to be acted upon by the stockholders. Our Board of Trustees appreciates your continued support and urges you to vote FOR the items presented.

                                            Sincerely,


                                            J. Andre Weisbrod, Chairman

IMPORTANT NOTE:
MAKE SURE ALL THE ACCOUNTS YOU OWN ARE LISTED ON THE PROXY FORM(S). THANK YOU!


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                             STAAR Investment Trust
                             604 McKnight Park Drive
                              Pittsburgh, PA 15237
                             Telephone 412-367-9076

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 12, 2004

A Special Meeting of the shareholders of STAAR Investment Trust, will be held at the corporate offices of the Fund's Manager, STAAR Financial Advisors, Inc., located at 604 McKnight Park Drive, Pittsburgh, Pennsylvania on Thursday, August 12, 2004 at 4:45 p.m., local time, for the following purposes:

     1.    To approve changes to our Intermediate Bond Fund; and
     2.    To approve changes to our Long Term Bond Fund; and
     3. To approve changes to the language governing use of derivatives in all six of the STAAR Funds.
     4.    To transact other business as may properly come before the meeting.


                                             By Order of the Board of Trustees

                                             /s/ J. Andre Weisbrod
                                             -----------------------------
                                             J. Andre Weisbrod

Date:  July 27, 2004



IF YOU CAN'T ATTEND THE SPECIAL MEETING IN PERSON, YOU SHOULD FILL OUT AND MAIL OR FAX THE ENCLOSED PROXY CARD AS SOON AS YOU CAN TO: STAAR FINANCIAL ADVISORS INC., 604 MCKNIGHT PARK DRIVE, PITTSBURGH, PA 15237; FAX: (412) 367-9141. FOR YOUR VOTE TO COUNT, YOU NEED TO MAKE SURE WE RECEIVE YOUR PROXY NO LATER THAN 12:00 P.M., LOCAL TIME, ON AUGUST 12, 2004. YOU CAN CHANGE YOUR VOTE BY EITHER:
SENDING US A WRITTEN NOTICE; BY SENDING A NEW PROXY WITH A LATER DATE; OR BY COMING TO THE MEETING AND CHANGING YOUR VOTE IN PERSON.


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                         STAAR Financial Advisors, Inc.
                             604 McKnight Park Drive
                              Pittsburgh, PA 15237
                        (412) 367-9076 FAX (412) 367-9141

                             STAAR Investment Trust

              We plan to mail this Proxy Statement by July 28, 2004

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 12, 2004

         Our board of Trustees sent this proxy to you. If you send in your proxy card and want to change your vote, you can do so in one of three ways:

         (1) Send a written notice to our Chairman, J. Andre Weisbrod at our address noted above
         (2)   Send a new proxy with a later date than the first one
         (3)   Come to the meeting and change your vote in person.

         We are paying for all the costs and expenses to send this proxy to you. Those costs include reimbursements to other people who send proxies for us.

         July 26, 2004 was the record date for this meeting. Record date means that only the people who owned shares of the Fund on July 26, 2004 are allowed to vote at this meeting and get this proxy. Each share of the Fund of our common stock is entitled to one vote.

                  SOLICITATION OF PROXIES AND VOTING PROCEDURES

         Our board of trustees is soliciting this proxy. We are paying the expenses of this solicitation, including the cost of preparing, handling, printing and mailing the notice of special meeting, proxy and proxy statement. We estimate that it will cost about $400. Part of that total includes fees we'll pay to STAAR Financial Advisors, Inc., our registrar and transfer agent, for its assistance in the solicitation of proxies.

         We urge you to specify your choice, date, and sign and return the enclosed proxy in the enclosed envelope. We'd appreciate your prompt response. Each share of the Fund outstanding as of the record date is entitled to one vote on each matter submitted to the Fund shareholders for a vote at the meeting. The matters submitted to a vote at the meeting will be decided by the vote of a majority of all votes cast in person or by proxy at the meeting. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether the Fund shareholders have approved a matter.

TRANSFER AGENT

         STAAR Financial Advisors in Pittsburgh, Pennsylvania acts as our registrar and transfer agent for our shares.

CHANGES TO OUR INTERMEDIATE BOND FUND

         We propose to revise the name and the term of our Intermediate Bond Fund. In summary, we propose to change the name of the fund from "Intermediate Bond Fund" to "General Bond Fund". The terms of that Bond Fund will change as follows:




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     o   We propose to change the maturity terms of the bonds in this Fund to any length deemed appropriate by the Manager(s) depending on market conditions and trends. Previously that range was from 3 to 7 years. In general, it is expected that the average maturity of the portfolio will be between two (2) and fifteen (15) years the majority of the time.

     o We propose to give our managers a high degree of flexibility in choosing maturities. In times of rising interest rates, their objective will be to have shorter average maturities and in times of stable or falling interest rates, their objective will be to obtain longer maturities. As a result, this Fund will, from time to time, be either an Intermediate Bond Fund, or a Long Term Bond Fund, depending upon its portfolio at the time.

     o   All other existing terms of this Fund will remain the same.

     If you vote FOR these changes, we will make the appropriate adjustments to our Fund terms, as well as in our documents that describe this Fund.

OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

CHANGES TO OUR LONG TERM BOND FUND

         We also propose to revise the name and the terms of our Long Term Bond Fund. In summary, we propose to change the name of the Fund from "Long Term Bond Fund" to "Short Term Bond Fund." The terms of that Fund will change as follows:

     o   We propose to change the average maturity requirements to between six
         (6) months and three (3) years, rather than the existing 10 or more years.
     o   All other existing terms of this Fund will remain the same.

     If you vote FOR these changes, we will make the appropriate adjustments to our Fund terms, as well as in our documents that describe this Fund.

OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

CHANGES TO THE LANGUAGE REGARDING USE OF DERIVATIVES:

         We propose to clarify and make consistent the language describing allowable use of derivative instruments to protect net assets and/or enhance returns all six STAAR Funds. This new prospectus language is consistent with the Language already in the Statement of Additional Information and will be placed in the "Investment Strategies and Related Risks" sections for each Fund.

The new language will replace any other references to derivatives:

        "The Trust and any managers it employs may use Derivatives, which are financial instruments which derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin."

    If you vote FOR these changes, we will make the appropriate adjustments to our Fund terms, as well as in our documents that describe this Fund.

OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                   MANAGEMENT

         J. Andre Weisbrod is the president of STAAR Financial Advisors, Inc. and the portfolio manager of all of our funds. He has been primarily responsible for all of the funds' day-to-day management since our inception. Mr. Weisbrod's experience includes management of our funds since our inception in April 1996. He has been our



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president and chief executive officer since 1993, providing financial planning and investment advise to individual and corporate clients. He has been a registered securities representative since 1983. His broker-dealer affiliation has been with Old Economie Financial Consultants since July 1998.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals may be presented at our offices. Where an annual or special meeting of shareholders is scheduled, proposals to be included in any proxy materials must have been submitted at least three weeks prior to the scheduled meeting. Otherwise such proposals may be submitted for the meeting agenda no later than 24 hours prior to the meeting, but will not be included in the mailed proxy materials.

                                  OTHER MATTERS

         Our management does not know of any other matters that are to be presented for action at the meeting. Should any other matter come before the meeting, however, the person named in the enclosed proxy shall have discretionary authority to vote all shares represented by valid proxies with respect to such matter in accordance with his judgment.

                       WHERE YOU CAN FIND MORE INFORMATION

          The securities laws require us to file reports and other information. All of our reports can be reviewed at the SEC's web site, at www.sec.gov through the SEC's EDGAR database. You can also review and copy any report we file with the SEC at the SEC's Public Reference Room, which is located at 450 Fifth Street, N.W., Washington, D.C., or at the SEC's regional offices, including the ones located at 601 Walnut Street, Curtis Center, Suite 1005E, Philadelphia, PA 19106-3432; and 75 Park Place, New York, NY. You can also order copies for a fee from the SEC's Public Reference section, at 450 Fifth Street, N.W. Washington, D.C. 20549 (1-800-SEC-0330).

                   OTHER IMPORTANT DOCUMENTS YOU SHOULD REVIEW

         Our latest financial statements, as well as other important information, are contained in our current Statement of Additional Information, known as an SAI. We also have Annual and Semi-Annual Reports to Shareholders. We will send you a copy of any of these documents at no charge if you ask us; please contact our Shareholder Services Department at:

                             604 McKnight Park Drive
                              Pittsburgh, PA 15237
                               Fax (412) 367-9141

or by calling Shareholder Services at (800) 332-7738, PIN 3371.


                                       By Order of the Board of Trustees


                                       /s/  J. Andre Weisbrod
                                            ------------------------------
                                            J. Andre Weisbrod, Acting Secretary


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PROXY CARD      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

STAAR Investment Trust
604 McKnight Park Drive
Pittsburgh, PA  15237

      The undersigned, having received the notice of the special meeting of shareholders of the STAAR Investment Trust proxy statement, hereby appoint(s) J. Andre Weisbrod or, if he cannot be present, any of the other members of the Board of Trustees, proxy of the undersigned (with full power of substitution) to attend the special meeting and all adjournments thereof and there vote all of the undersigned's shares of STAAR Investment Trust that the undersigned would be entitled to vote if he, she or they personally attended the meeting, on all matters presented for a vote. To cast your vote, please check the box next to the appropriate response.

1.       Approval of the changes to the Fund's Intermediate Bond Fund.

                    |  | FOR   |  | AGAINST   |  | ABSTAIN

2.       Approval of the changes to the Fund's Long Term Bond Fund.

                    |  | FOR   |  | AGAINST   |  | ABSTAIN

3. Approval of the changes to the language concerning derivatives for all 6 STAAR Funds.

                    |  | FOR   |  | AGAINST   |  | ABSTAIN

4. In his or her discretion vote upon the transaction of other business as may properly come before the special meeting.

                    |  | FOR   |  | AGAINST   |  | ABSTAIN

      The undersigned hereby revokes all previous proxies for the special meeting, acknowledges receipt of the notice of the annual meeting and proxy statement furnished therewith and ratifies all that the said proxies may do by virtue hereof.

      This proxy when properly executed will be voted in the manner specified herein. If no specification is made, this proxy will be voted in favor of Items 1 and 2 and the authority provided by Item 3 will be deemed granted.

      Please sign exactly as name appears below. Joint owners should each sign personally. If signing in any fiduciary or representative capacity, give full title as such. For shares held by a corporation, please affix corporate seal.

Date:  ____________________



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       Shareholder's Signature                   Co-Shareholder's Signature


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             Name Printed                              Name Printed

STAAR Investment Trust Acct #(s) _______  _______  _______  _______  _______